UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2024
ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (404) 888-2000
Not Applicable
(Former name of former address, if changes since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value Per Share	ROL	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2024, Jerry Nix informed the Board of Directors (the “Board”) of Rollins, Inc. (the “Company”) that he will retire from the Board as of the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Mr. Nix joined the Board in 2020 and has served as Lead Director since 2021. Following the Annual Meeting, the Board will select a new Lead Director to replace Mr. Nix. There has been no disagreement between Mr. Nix and the Company with respect to any matter relating to the Company’s operations, policies or practices.

On February 20, 2024, the Company announced that Dale Jones has been nominated as a director nominee for election to the Board at the Annual Meeting. A copy of the Company’s press release dated February 20, 2024 is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

This communication relates to the election of directors at the Company’s Annual Meeting and may be deemed to be solicitation material in respect of such election. The election of Mr. Jones as a director of the Company will be solicited by the Board and management. The Company intends to file a definitive proxy statement (the “Definitive Proxy”) with respect to the Annual Meeting. Before making any voting decision, investors and security holders are urged to read the Definitive Proxy and all other relevant documents filed or that will be filed with the SEC in connection with the Annual Meeting as they become available because they will contain important information about the Annual Meeting and related matters. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov and on the Company’s investor relations web page at www.rollins.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Dated February 20, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROLLINS, INC.

Date: February 20, 2024	By:	/s/ Kenneth D. Krause
	Name:	Kenneth D. Krause
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)